EXHIBIT 99.4

HEALTHSPORT, INC. PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial statements are derived from and should be read in conjunction with the historical financial statements of HealthSport, Inc. ("HealthSport" or the "Company") and InnoZen, Inc. ("InnoZen"). The Company completed the acquisition of InnoZen on May 4, 2007.

The unaudited pro forma condensed consolidated balance sheet presents the consolidated financial position of the Company and InnoZen as if the Company's acquisition of InnoZen was consummated on December 31, 2006 and gives effect to the acquisition of InnoZen and other adjustments directly attributable to the acquisition of InnoZen.

The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2007 and the year ended December 31, 2006; give effect to the Company's acquisition of InnoZen including certain adjustments that are directly attributable to the acquisition of InnoZen. The unaudited pro forma condensed combined statements of operation assume that the acquisition transaction was consummated on the first day of each period presented.

The unaudited pro forma condensed consolidated financial statements have been prepared based upon currently available information and assumptions that are deemed appropriate by management of the Company.

The pro forma information is for informational purposes only and is not intended to be indicative of the actual consolidated results that would have been reported had the transactions occurred on the dates indicated, nor does the information represent a forecast of the combined financial results of the Company and InnoZen for any future period.

HEALTHSPORT, INC.
PRO FORMA BALANCE SHEET
AS OF MARCH 31, 2007



                                               Healthsport
                                                  Before                                  Pro Forma Adjustments          Pro forma
                                               Acquisition          Innozen               Debit           Credit          Combined
                                                ------------      ------------      ------------     ------------     ------------

Cash and cash equivalents                       $  1,977,660      $    234,262      $         --     $         --     $  2,211,922
Loans to InnoZen                                     750,000                --                -- (1)      750,000               --
Other current assets                                 760,755           751,692                --               --        1,512,447
                                                ------------      ------------      ------------     ------------     ------------
     Total current assets                          3,488,415           985,954                --          750,000        3,724,369
Property and equipment, net                           41,510           477,163                                             518,673
Goodwill                                           1,785,998                -- (4)     8,540,950                        10,326,948
Other intangible assets, net                       1,870,100           132,538 (4)    18,721,046 (9)      292,482       20,431,202
Investment in InnoZen                                                          (3)    27,405,190 (5)   27,405,190                --
Other non-current assets                              66,100            20,270 (4)       847,336 (6)      847,336           86,370
                                                ------------      ------------      ------------     ------------     ------------
          Total assets                          $  7,252,123      $  1,615,925      $ 55,514,522     $ 29,295,008     $ 35,087,562
                                                ============      ============      ============     ============     ============

Current liabilities                             $    326,454      $  1,303,455                                        $  1,629,909
Due to stockholder                                        --           108,285                                             108,285
Loans from HealthSport                                    --           750,000 (1)       750,000               --               --
                                                ------------      ------------      ------------     ------------     ------------
     Total current liabilities                       326,454         2,161,740           750,000               --        1,738,194
Non-current liabilities                                   --           158,327                --               --          158,327
                                                ------------      ------------      ------------     ------------     ------------
     Total liabilities                               326,454         2,320,067           750,000               --        1,896,521
                                                ------------      ------------      ------------     ------------     ------------

Stockholders' equity:
  Preferred stock                                         --               810 (2)           810                                --
  Common stock                                         2,107                --                   (3)        1,825            3,932
  Subsidiary common stock                                 --             1,400 (5)         2,384 (2)          984               --
  Additional paid-in capital                      32,815,484                                     (3)   27,403,365       63,053,549
                                                                                                 (7)    2,834,700
  InnoZen paid-in capital                                            6,184,740 (5)    27,402,806 (2)      108,779               --
                                                                                                 (4)   21,109,287
  Intrinsic value of common
     stock options                                (1,134,756)               -- (7)     2,834,700 (8)      236,226       (3,733,230)
  Common stock warrants                                1,200           108,953 (2)       108,953                             1,200
  Accumulated deficit                            (24,758,366)       (7,000,045)(6)       847,336 (4)    7,000,045      (26,134,410)
                                                                               (8)       236,226
                                                                               (9)       292,482
                                                ------------      ------------      ------------     ------------     ------------
     Total stockholders' equity                    6,925,669          (704,142)       31,196,179       58,695,211       33,191,041
                                                ------------      ------------      ------------     ------------     ------------
          Total liabilities and
               stockholders' equity             $  7,252,123      $  1,615,925      $ 31,946,179     $ 58,695,211     $ 35,087,562
                                                ============      ============      ============     ============     ============


See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

HEALTHSPORT, INC.
PRO FORMA STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2007

                                          Healthsport
                                             Before                               Pro Forma Adjustments             Pro forma
                                          Acquisition        Innozen             Debit           Credit             Combined
                                          ------------      ------------      ------------      ------------     ------------
Revenues
Product sales                             $      5,897      $    298,111                                         $    304,008
License fees, royalties and services                --           168,750                                              168,750
                                          ------------      ------------      ------------      ------------     ------------
     Gross profit                                5,897           466,861                --                --          472,758
Costs and expenses:
  Cost of product sold                           3,877           185,645                                              189,522
  General and administrative                   262,771           305,157 (9)       292,482                            860,410
  Marketing and selling                        409,173            74,309                                              483,482
  Research and development                          --             3,041 (6)       847,336                            850,377
  Non-cash compensation                        387,944                -- (8)       236,226                            624,170
  Manufacturing costs                               --           216,495                                              216,495
                                          ------------      ------------      ------------      ------------     ------------
     Total costs and expenses                1,063,765           784,647         1,376,044                --        3,224,456
                                          ------------      ------------      ------------      ------------     ------------
          Loss from operations              (1,057,868)         (317,786)       (1,376,044)               --       (2,751,698)
Other (income) expense:
  Interest expense                                  --             8,849                                                8,849
  Interest income                               (9,227)           (2,396)               --                --          (11,623)
                                          ------------      ------------      ------------      ------------     ------------
     Total other (income) expense               (9,227)            6,453                --                --           (2,774)
                                          ------------      ------------      ------------      ------------     ------------
          Net loss                        $ (1,048,641)     $   (324,239)     $ (1,376,044)     $         --     $ (2,748,924)
                                          ============      ============      ============      ============     ============

Net loss per share, basic and diluted     $      (0.05)     $      (0.02)                                        $      (0.07)
                                          ============      ============                                         ============

Weighted average shares outstanding,
     basic and diluted                      19,995,308        18,249,952                                            38,245,260
                                          ============      ============                                          ============



See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

HEALTHSPORT, INC.
PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

                                                 Healthsport
                                                    Before                                 Pro Forma Adjustments        Pro forma
                                                  Acquisition       Innozen             Debit          Credit           Combined
                                                ------------      ------------      ------------      ------------    ------------
Revenue
  Product sales, net                            $      1,137      $    436,520      $         --      $         --    $    437,657
  License fees, royalties and services                    --           386,280                --                --         386,280
                                                ------------      ------------      ------------      ------------    ------------
     Total revenue                                     1,137           822,800                --                --         823,937
Costs and expenses:                                                                                                             --
  Cost of product sold                                   548           466,812                --                --         467,360
  General and administrative                         590,603         1,439,846 (9)     1,169,928                --       3,200,377
  Selling and marketing expenses                          --           472,141                --                --         472,141
  Research and development exp                            --           114,472 (6)       847,336                --         961,808
  Manufacturing expenses                                  --           281,202                --                --         281,202
  Non-cash compensation                              119,625                -- (8)       944,904                --       1,064,529
  Other                                                1,491               800                --                --           2,291
                                                ------------      ------------      ------------      ------------    ------------
     Total costs and expenses                        712,267         2,775,273         2,962,168                --       6,449,708
                                                ------------      ------------      ------------      ------------    ------------
Loss from operations                                (711,130)       (1,952,473)       (2,962,168)               --      (5,625,771)
Other (income) expense
  Interest expense                                   424,802            38,990                --                --         463,792
  Beneficial conversion feature of
     convertible note payable                        400,000                --                --                --         400,000
  Interest and other income                           (8,137)          (37,669)               --                --         (45,806)
                                                ------------      ------------      ------------      ------------    ------------
     Total costs and expenses                        816,665             1,321                --                --         817,986
          Net loss before minority interest      (1,527,795)       (1,953,794)       (2,962,168)               --      (6,443,757)
                                                ------------      ------------      ------------      ------------    ------------
     Minority interest                                89,748                --                --                --          89,748
                                                ------------      ------------      ------------      ------------    ------------
          Net loss                              $ (1,438,047)     $ (1,953,794)     $ (2,962,168)     $         --    $ (6,354,009)
                                                ============      ============      ============      ============    ============

Net loss per share, basic and diluted           $      (0.29)     $      (0.11)                                       $      (0.27)
                                                ============      ============                                        ============

Weighted average shares outstanding,
     basic and diluted                             4,989,225        18,249,952                                          23,239,177
                                                ============      ============                                        ============

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

HEALTHSPORT, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1:           BASIS OF PRESENTATION

Historical financial information for HealthSport, Inc. and Subsidiaries has been derived from its unaudited historical financial statements for the three months ended March 31, 2007, as filed in its Form 10-QSB and from its audited historical financial statements for the year ended December 31, 2006, as filed in its Form 10-KSB.

Historical financial information for InnoZen, Inc. has been derived from its unaudited historical financial statements for the three months ended March 31, 2007 (Exhibit 99.3) and from its audited historical financial statements for the year ended December 31, 2006 (Exhibit 99.2).

NOTE 2:           PRO FORMA ADJUSTMENTS

Following are brief descriptions of the pro forma adjustments to reflect the acquisition of InnoZen.

    1. Eliminates the advances from HealthSport to InnoZen as of March 31, 2007.
    2. Records conversion of InnoZen preferred stock to common stock and the exercise of common stock warrants.
    3. Records issue of 18,249,952 HealthSport common shares to the stockholders of InnoZen to acquire InnoZen.
    4. Records the fair value adjustment on InnoZen for the HealthSport shares issued.
    5.  Eliminates the investment of HealthSport in InnoZen for consolidation.
    6. Expenses the research and development cost recorded as part of the acquisition of InnoZen.
    7. Records the intrinsic value of common stock options issued to InnoZen employees and consultants to replace existing options.
    8. Records the amortization of the intrinsic value of common stock options issued to InnoZen employees and consultants as if the options had been issued as of the beginning of the period.

   9. Records the amortization of patents and other intangible assets as if acquired at the beginning of the period.

NOTE 3:           UNAUDITED PRO FORMA NET LOSS PER SHARE

The pro forma basic and fully diluted loss per share is computed by dividing the pro forma net loss per share by the pro forma basic and fully diluted weighted average number of shares outstanding. The weighted average number of shares outstanding is calculated by adding 18,249,948 to the weighted average shares outstanding calculated for HealthSport separately, since the acquisition is assumed to occur at the beginning of each period. Pro forma basic and fully diluted loss per share is the same, since all common stock equivalents are anti-dilutive.